UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2018

TIGER OIL AND ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53241	20-5936198
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7230 Indian Creek Ln., Suite 201, Las Vegas, NV	89149
(Address of Principal Executive Offices)	(Zip Code)

(702) 839-4029

(registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

Item 3.02 Unregistered Sales of Equity Securities.

Adar Bays Financing

On January 22, 2018, Tiger Oil & Energy, Inc., a Nevada corporation (the “Company”), entered into a Securities Purchase Agreement (the “Agreement”) with Adar Bays, a Florida limited liability company (“Adar”), providing for the purchase of seven (7) convertible notes in the aggregate principal amount of $300,000 (the “Notes”), with the first Note being in the amount of $75,000 (“First Note”) and the remaining six (6) Notes being in the amount of $37,500 each (the “Back End Notes”). Each Note bears interest at the rate of 8% per annum and matures on January 22, 2019.

Each Back-End Note shall be paid for by an offsetting a $37,500 secured promissory note issued to the Company by Adar on January 22, 2018 (each, the “Adar Note” and collectively, the “Adar Notes”), provided that prior to the conversion of each Back-End Note, Adar must have paid off an Adar Note in cash. The first two Adar Notes are each secured by the First Note or substitute collateral having an appraisal value of $37,500. The remaining four Adar Notes are each secured by money placed into escrow equal to the principal amount of such Adar Note. The first Adar Note matures on January 22, 2019 with all additional notes maturing on January 22, 2019 as well, unless the Company does not meet the “current public information” requirement pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), in which case both Back-End Notes and the Adar Notes may be both cancelled.

The First Note was funded on January 22, 2018, less $3,750 in legal fees. Each of the remaining six notes shall be funded on a monthly basis from August 22, 2018 to January 22, 2019, each less $2,000 in legal fees.

Adar or other holder(s) of the Notes (the “Holder”) may, at its option, at any time after 180 days, elect to convert all or any amount of the principal face amount of each Note then outstanding into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a price (“Conversion Price”) for each share of Common Stock equal to fifty percent (50%) of the lowest closing bid price of the Common Stock as reported on the OTCQB, where the Company’s shares are traded, or any exchange upon which the Common Stock may be traded in the future, for the lower of (i) twenty (20) prior trading days immediately preceding the issuance date of the Note or (ii) the twenty (20) prior trading days including the day upon which a Notice of Conversion is received by the Company or its transfer agent. Accrued, but unpaid interest shall be subject to conversion. No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. To the extent the Conversion Price of the Company’s Common Stock closes below the par value per share, the Company will take all steps necessary to solicit the consent of the stockholders to reduce the par value to the lowest value possible under law. The Company agrees to honor all conversions submitted pending this increase. In the event the Company experiences a DTC “Chill” on its shares, the Conversion Price shall be decreased to forty percent (40%) instead of fifty percent (50%) while that “Chill” is in effect. In no event shall the Holder be allowed to effect a conversion if such conversion, along with all other shares of Company Common Stock beneficially owned by the Holder and its affiliates would exceed nine and nine-tenths percent (9.9%) of the outstanding shares of the Common Stock of the Company. All the terms set forth herein, including but not limited to interest rate, prepayment terms, conversion discount or lookback period will be adjusted downward (i.e. for the benefit of the Holder) if the Company offers a more favorable conversion discount (whether via interest, rate OID or otherwise) or lookback period to another party or otherwise grants any more favorable terms to any third party than those contained herein while this note is in effect.

Interest on the unpaid balance of the Notes shall be paid by the Company in Common Stock (“Interest Shares”). The Holder may, at any time, send in a Notice of Conversion to the Company for Interest Shares based on the formula provided above. The dollar amount converted into Interest Shares shall be all or a portion of the accrued interest calculated on the unpaid principal balance of this Note to the date of such notice.

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The First Note may be prepaid with the following penalties: (i) if the First Notes is prepaid within 90 days of the issuance date, then at 125% of the face amount plus any accrued interest; (ii) if the First Note is prepaid after 90 days after the issuance date but less than 180 days after the issuance date, then at 150% of the face amount plus any accrued interest. The First Note may not be prepaid after the 6th month anniversary. Such redemption must be closed and funded within three (3) days of giving notice of redemption of the right to redeem shall be null and void.

The Back-End Notes may not be prepaid, except that if the First Note is redeemed by the Company within six (6) months of the issuance date of such Note, all obligations of the Company under the Back-End Notes and all obligations of Adar under the Adar Notes will be automatically be deemed satisfied and the Back-End Notes and the Adar Notes will be automatically be deemed cancelled and of no further force or effect.

Upon (i) a transfer of all or substantially all of the assets of the Company to any person in a single transaction or series of related transactions, (ii) a reclassification, capital reorganization (excluding an increase in authorized capital) or other change or exchange of outstanding shares of the Common Stock, other than a forward or reverse stock split or stock dividend, or (iii) any consolidation or merger of the Company with or into another person or entity in which the Company is not the surviving entity (other than a merger which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of Common Stock) (each of items (i), (ii) and (iii) being referred to as a “Sale Event”), then, in each case, the Company shall, upon request of the Holder, redeem the Notes in cash for 150% of the principal amount, plus accrued but unpaid interest through the date of redemption, or at the election of the Holder, such Holder may convert the unpaid principal amount of the Notes (together with the amount of accrued but unpaid interest) into shares of Common Stock immediately prior to such Sale Event at the Conversion Price.

If one or more of the following described “Events of Default” shall occur:

(a)	The Company shall default in the payment of principal or interest on the Notes or any other note issued to the Holder by the Company; or

(b)	Any of the representations or warranties made by the Company in the Agreement or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of the Notes shall be false or misleading in any respect; or

(c)	The Company shall fail to perform or observe, in any respect, any covenant, term, provision, condition, agreement or obligation of the Company under the Notes or any other note issued to the Holder; or

(d)	The Company shall (1) become insolvent (which does not include a “going concern opinion); (2) admit in writing its inability to pay its debts generally as they mature; (3) make an assignment for the benefit of creditors or commence proceedings for its dissolution; (4) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; (5) file a petition for bankruptcy relief, consent to the filing of such petition or have filed against it an involuntary petition for bankruptcy relief, all under federal or state laws as applicable; or

(e)	A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

(f)	Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company; or

(g)	One or more money judgments, writs or warrants of attachment, or similar process, in excess of fifty thousand dollars ($50,000) in the aggregate, shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of fifteen (15) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

(h)	Defaulted on or breached any term of any other note of similar debt instrument into which the Company has entered and failed to cure such default within the appropriate grace period; or

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(i)	The Company shall have its Common Stock delisted from an exchange (including the OTC Markets exchange) or, if the Common Stock trades on an exchange, then trading in the Common Stock shall be suspended for more than 10 consecutive days or ceases to file its 1934 Act reports with the SEC;

(j)	If a majority of the members of the Board of Directors of the Company on the date hereof are no longer serving as members of the Board;

(k)	The Company shall not deliver to the Holder the Common Stock without restrictive legend within three (3) business days of its receipt of a Notice of Conversion which includes an Opinion of Counsel expressing an opinion which supports the removal of a restrictive legend; or

(l)	The Company shall not replenish the reserve set forth in the Notes, within (3) business days of the request of the Holder; or

(m)	The Company shall be delinquent in its periodic report filings with the Securities and Exchange Commission; or

(n)	The Company shall cause to lose the “bid” price for its stock in a market (including the OTC marketplace or other exchange).

Then, or at any time thereafter, unless cured within 5 days, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder’s sole discretion, the Holder may consider the Notes immediately due and payable, without presentment, demand, protest or (further) notice of any kind (other than notice of acceleration), all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder’s rights and remedies provided herein or any other rights or remedies afforded by law. Upon an Event of Default, interest shall accrue at a default interest rate of 24% per annum or, if such rate is usurious or not permitted by current law, then at the highest rate of interest permitted by law. In the event of a breach of subsection (k) the penalty shall be $250 per day the shares are not issued beginning on the 4th day after the conversion notice was delivered to the Company. This penalty shall increase to $500 per day beginning on the 10th day. The penalty for a breach of Section subsection (n) shall be an increase of the outstanding principal amounts by 20%. In case of a breach of subsection (i), the outstanding principal due under the Notes shall increase by 50%. If the First Note is not paid at maturity, the outstanding principal due under the First Note shall increase by 10%. Further, if a breach of subsection (m) occurs or is continuing after the six (6) month anniversary of the Notes, then the Holder shall be entitled to use the lowest closing bid price during the delinquency period as a base price for the conversion.

In addition to the foregoing Events of Default, in the event that the Company’s Common Stock has a closing bid price of less than $0.004 per share for at least 5 consecutive trading days, the Holder may cancel both the Back-End Notes and Adar Notes.

The foregoing description of the terms of the Agreement, the First Note, Back End Notes and Adar Notes do not purport to be complete and are qualified in its entirety by the complete text of the documents attached as exhibits to this Current Report on Form 8-K.

The issuances of the Notes were made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act for the offer and sale of securities not involving a public offering. The Company’s reliance upon Section 4(a)(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the securities took place directly between the individual and the Company; and (f) the recipient of the Notes was an “accredited investor” as defined under Rule 501(a) of Regulation D promulgated under the Securities Act.

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GW Holdings Financing

On January 24, 2018, Tiger Oil & Energy, Inc.., a Nevada corporation (the “Company”), entered into a Securities Purchase Agreement (“SPA”), with GW Holdings Group, LLC, a New York limited liability company (the “Buyer” or “GWH”), providing for the purchase of four (4) convertible promissory notes in the aggregate principal amount of $157,750.00 (the “Notes”), with the first Note being in the principal amount of $78,750.00 (the “First Note”) and the second, third and fourth Notes being in the principal amount of $26,000.00 each (the “Back-End Note(s)”).

The First Note was funded on January 24, 2018, with the Company receiving $75,000, less $3,750 in legal fees.

Each Note bears interest at the rate of 10% per annum, and is due and payable on January 24, 2019. Interest shall be paid by the Company in Common Stock (“Interest Shares”). The Buyer may, at any time, send in a Notice of Conversion to the Company for Interest Shares. The dollar amount converted into Interest Shares shall be all or a portion of the accrued interest calculated on the unpaid principal balance of the Notes to the date of such notice.

In connection with each Back-End Note, on January 24, 2018, the Buyer issued three recourse promissory notes to the Company in the principal amount of $26,250.00 to offset the Back-End Note and secured by the Back-End Note (the “Secured Note”). The Secured Note bears interest at the rate of 10% per annum is payable no later than January 24, 2019, unless the Company does not meet the “current information requirements” required under Rule 144 of the Securities Act, in which case the Buyer may declare the Back-End Note to be in Default (as defined in that note) and cross cancel its payment obligations under the Secured Note as well as the Company’s payment obligations under the Back-End Note.

During the first six-month period after the First Note is issued, the Company may redeem the First Note by paying to an amount equal to 135% of the face amount plus any accrued interest during the first 90 days after issuance; 145% of the face amount plus any accrued interest from the 91st day through the 150th day after issuance; and 150% of the face amount plus any accrued interests from the 151st day through the 180th day after issuance. The First Note may not be prepaid after the 180th day after issuance. The Back-End Note may not be prepaid.

GWH, or other permitted holder (“Holder”), may convert all or any amount the principal face amount of the Notes then outstanding and accrued interest into shares of the Company's Common Stock at a price (“Conversion Price”) per share equal to 50% of the lesser of the lowest closing bid or the lowest trading price: (i) twenty prior trading days, including the day upon which a Notice of Conversion is received by the Company (provided such Notice of Conversion is delivered by fax or other electronic method of communication to the Company after 4 P.M. Eastern Standard or Daylight Savings Time if the Holder wishes to include the same day closing price), or (ii) the twenty prior trading days immediately preceding the issuance date of the Notes. The number of issuable shares will be rounded to the nearest whole share, and no fractional shares or scrip representing fractions of shares will be issued on conversion. In the event the Company experiences a DTC “Chill” on its shares, the conversion price discount shall be increased to 60% while that “Chill” is in effect. Notwithstanding anything to the contrary contained in the Notes, the Notes shall not be convertible by the holder thereof, and Company shall not effect any conversion of the Notes or otherwise issue any shares of Common Stock to the extent (but only to the extent) that the holder together with any of its affiliates would beneficially own in excess of 9.99% (the “Maximum Percentage”) of the Company’s outstanding Common Stock. The Holder may send in a Notice of Conversion to the Company for Interest Shares based on the formula provided above.

Upon (i) a transfer of all or substantially all of the assets of the Company to any person in a single transaction or series of related transactions, (ii) a reclassification, capital reorganization or other change or exchange of outstanding shares of the Common Stock, other than a forward or reverse stock split or stock dividend, or (iii) any consolidation or merger of the Company with or into another person or entity in which the Company is not the surviving entity (other than a merger which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of Common Stock) (each of items (i), (ii) and (iii) being referred to as a “Sale Event”), then, in each case, the Company shall, upon request of the Holder, redeem the Notes in cash for 150% of the principal amount, plus accrued but unpaid interest through the date of redemption, or at the election of the Holder, such Holder may convert the unpaid principal amount of the Notes (together with the amount of accrued but unpaid interest) into shares of Common Stock immediately prior to such Sale Event at the Conversion Price.

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While the Notes are outstanding and to the extent the Company grants any other party more favorable investment terms, which will include but not be limited to, interest rate, original issue discount, conversion discount or look-back period. The terms of the Notes shall automatically adjust to match those more favorable terms.

The SPA and Notes contain certain representations, warranties, covenants and Events of Default, including, but not limited to the, following Events of Default:

(a)	The Company shall default in the payment of principal or interest on the Notes or any other note issued to the Holder by the Company; or

(b)	The Company does not notify the Holder within three (3) business days of granting another party more favorable investment terms; or

(c)	One or more money judgments, writs or warrants of attachment, or similar process, in excess of twenty-six thousand two hundred fifty dollars ($26,250) in the aggregate, shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of fifteen (15) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

(d)	The Company shall have defaulted on or breached any term of any other note of similar debt instrument into which the Company has entered and failed to cure such default within the appropriate grace period; or

(e)	The Company shall have its Common Stock delisted from an exchange (including the OTCBB exchange) or, if the Common Stock trades on an exchange, then trading in the Common Stock shall be suspended for more than 10 consecutive days; or

(f)	If a majority of the members of the Board of Directors of the Company on the date hereof are no longer serving as members of the Board; or

(g)	The Company shall not deliver to the Holder the Common Stock without restrictive legend within 3 business days of its receipt of a Notice of Conversion; or

(h)	The Company shall not be “current” in its filings with the Securities and Exchange Commission; or

(i)	The Company shall lose the “bid” price for its stock in a market (including the OTCQB marketplace or other exchange); or

(j)	The Company is in arrears for more than 30 days with its Transfer Agent, the conversion discount shall be increased from 45% to 60%.

Upon the occurrence of an Event of Default, then, or at any time thereafter, unless cured within 5 days, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider the Notes immediately due and payable. Upon an Event of Default, interest shall accrue at a default interest rate of 24% per annum or, if such rate is usurious or not permitted by current law, then at the highest rate of interest permitted by law. If the Notes are not paid on the Maturity Date, the outstanding principal due under the Notes shall increase by 10%.

The Company agreed in the SPA that in the event the Company completes a registration statement for its securities prior to the date on which the Notes are eligible for conversion into legend free shares under Rule 144, the shares issuable upon conversion of that the Notes shall be “piggybacked” onto the registration statement, unless waived in writing by Buyer.

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Item 4.01. Changes in Registrant's Certifying Accountant.

New Independent Registered Public Accounting Firm

On February 7, 2018, the Board of Directors of the Company appointed BF Borgers, CPA PC (“Borgers”) as its new independent registered public accounting firm to audit and review the Company’s financial statements for the year ended December 31, 2017 and to review the Company’s unaudited quarterly financial information for each of the quarters ending December 31, 2018. During the two most recent fiscal years ended December 31, 2016 and 2017 and any subsequent interim periods through the date hereof prior to the engagement of Borgers, neither the Company, nor someone on its behalf, has consulted Borgers regarding:

(i)	either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and either a written report was provided to the Company or oral advice was provided that the new independent registered public accounting firm concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)	any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.:	Description:
4.1	Tiger Oil and Energy, Inc. $75,000 8% Convertible Redeemable Promissory Note, dated January 22, 2018, f/b/o Adar Bays, LLC
4.2	Form of Tiger Oil and Energy, Inc. $37,500 8% Convertible Redeemable Back End Promissory Note, dated January 22, 2018, f/b/o Adar Bays, LLC
4.3	Form of Adar Bays, LLC $37,500 8% Collateralized Secured Promissory Note, dated January 22, 2018, f/b/o Tiger Oil and Energy, Inc.
4.4	Tiger Oil and Energy, Inc. $78,750 10% Convertible Redeemable Promissory Note, dated January 24, 2018, f/b/o GH Holdings Group, LLC
4.5	Form of Tiger Oil and Energy, Inc. $26,500 10% Convertible Promissory Back End Note, dated January 24, 2018, /b/o GH Holdings Group, LLC
4.6	Form of Tiger Oil and Energy, Inc. $78,500 10% Collateralized Secured Promissory Note, dated January 24, 2018, /b/o GH Holdings Group, LLC
10.1	Securities Purchase Agreement, dated January 22, 2018, between Tiger Oil and Energy, Inc. and Adar Bays, LLC
10.2	Securities Purchase, dates January 24, 2018, between Tiger Oil and Energy, Inc. and GW Holdings Group, LLC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the under signed hereunto duly authorized.

TIGER OIL AND ENERGY, INC.
Dated: March 6, 2018	/s/ Howard Bouch
Name: Howard Bouch Title: Chief Executive Officer

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